Exhibit 10.14
CONTRIBUTION AGREEMENT
     This Contribution Agreement (this “Agreement”), dated as of November  , 2010, is made and entered into by and among L&L Acquisition Corp., a Delaware corporation (the “Company”), John L. Shermyen, an individual residing at 11715 NW 122 Terrace, Alachua, Florida 32615, LLM Structured Equity Fund L.P., a Delaware limited partnership and LLM Investors L.P., a Delaware limited partnership (each a “Sponsor” and collectively the “Sponsors”).
     WHEREAS, pursuant to those certain Securities Purchase Agreements, effective as of July 26, 2010, by and between the Company and each of the Sponsors (the “Securities Purchase Agreements”), the Sponsors purchased an aggregate of 1,437,500 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”);
     WHEREAS, pursuant to that certain Securities Assignment Agreement, effective as of October 4, 2010, by and among the Sponsors and each of the Buyers (as defined therein), the Sponsors assigned an aggregate of 71,156 shares of Common Stock to such Buyers;
     WHEREAS, pursuant to that certain Securities Assignment Agreement, effective as of November 2, 2010, by and among the Sponsors and each of the Buyers (as defined therein), the Sponsors assigned an aggregate of 45,282 shares of Common Stock to such Buyers;
     WHEREAS, pursuant to the Company’s registration statement filed with the Securities and Exchange Commission on Form S-1, No. 333-168798 (the “Registration Statement”), the Company is contemplating conducting an initial public offering of units, each unit consisting of one share of Common Stock and one warrant, and decreasing the contemplated size of such initial public offering of units from $50,000,000 to $40,000,000; and
     WHEREAS, the Sponsors wish to return to the Company for cancellation an aggregate of 287,500 shares of Common Stock.
     NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1 Assignment of Shares. Each Sponsor hereby assigns and surrenders to the Company for cancellation the number of shares indicated on Exhibit A hereto. After giving effect to the cancellation of such shares of Common Stock, each Sponsor acknowledges that it holds the number of shares indicated on Exhibit A hereto.
     Section 2 No Conflicts. Each party represents and warrants that neither the execution and delivery of this Agreement by such party, nor the consummation or performance by such party of any of transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

     Section 3 Miscellaneous. This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

L&L ACQUISITION CORP.
By:
Name:
Title:

John L. Shermyen

LLM STRUCTURED EQUITY FUND L.P. By: LLM Advisors L.P., its General Partner By: LLM Advisors LLC, its General Partner By: LLM Capital Partners LLC, its Manager
By:
	Name:	Frederick S. Moseley, IV
	Title:	Managing Director

LLM INVESTORS L.P. By: LLM Advisors L.P., its General Partner By: LLM Advisors LLC, its General Partner By: LLM Capital Partners LLC, its Manager
By:
	Name:	Frederick S. Moseley, IV
	Title:	Managing Director

Signature Page to Sponsor Contribution Agreement

EXHIBIT A
ASSIGNMENT OF SPONSOR SHARES

		Shares Held After
Name	Shares Cancelled	Cancellation
John L. Shermyen 11715 NW 122 Terrace Alachua, Florida 32615 Fax No.: (386) 462-1247	143,750	516,781
LLM Structured Equity Fund L.P. 265 Franklin Street, 20th Floor Boston, MA 02110 Fax No.: (617) 330-7759	138,325	497,280
LLM Investors L.P. 265 Franklin Street, 20th Floor Boston, MA 02110 Fax No.: (617) 330-7759	5,425	19,502